UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
      PURSUANT TO SECTION 13 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


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  Date of Report (Date of earliest event reported)        November 30, 2004
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                              FORECROSS CORPORATION
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              Exact name of registrant as specified in its charter)


           California                   0-29672              94-2823882
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   (State or other jurisdiction       (Commission          (IRS Employer
        of incorporation)             File Number)       Identification No.)


           90 New Montgomery Street, San Francisco, California  94105
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                     (Address of principal executive office

Registration's telephone number, including area code:   (415) 543-1515
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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SECTION 8 - OTHER EVENTS

ITEM 8.01   OTHER EVENTS

Forecross Corporation (the "Company") has determined to discontinue its reporting obligations under the Securities Exchange Act of 1934. A Form 15 was filed with the U.S. Securities and Exchange Commission on November 30, 2004 terminating/suspending the Company's obligation to file periodic reports with the SEC.


SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)     Exhibits
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             99.1 - Press Release dated November 30, 2004


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2004                             FORECROSS CORPORATION
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                                                        (Registrant)

                                                     /s/ Bernadette C. Castello
                                                     ---------------------------
                                                     Bernadette C. Castello,
                                                     Senior Vice President


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